27. COMMITMENTS	12 Months Ended
Dec. 31, 2017
Commitments
COMMITMENTS
27.	COMMITMENTS

27. a) Take-or-pay contracts

As of December 31, 2017 and 2016, the Company was a party to take-or-pay contracts as shown in the following table:

	Payments in the period (in millions of R$)
Type of service	2016	2017	2018	2019	2020	2021	After 2021	Total
Transportation of iron ore, coal, coke, steel products, cement and mining products.	873,186	957,373	877,288	877,288	854,609	732,391	3,602,687	6,944,263
Supply of power, natural gas, oxygen, nitrogen, argon and iron ore pellets.	621,551	563,743	246,624	36,159	36,159	36,159		355,101
Processing of slag generated during pig iron and steel production	49,487	8,880	6,012	6,012	6,012	6,012	7,515	31,563
Manufacturing, repair, recovery and production of ingot casting machine units.	36,765	52,103	18,118	5,665				23,783
	1,580,989	1,582,099	1,148,042	925,124	896,780	774,562	3,610,202	7,354,710

27. b) Concession agreements

Minimum future payments related to government concessions as of December 31, 2017 fall due according to the schedule set out in the following table:

Concession	Type of service	2018	2019	2020	2021	After 2021	Total
FTL (Ferrovia Transnordestina Logística)	30-year concession granted on December 31, 1997, renewable for another 30 years, to develop public service and operating the railway system in northeastern Brazil. The northeastern railway system covers 4238 kilometers of railway network and operates in Maranhão, Piauí, Ceará, Paraíba, Pernambuco, Alagoas and Rio Grande do Norte.	9,069	9,069	9,069	9,069	54,414	90,690
Tecar	Concession to operate the TECAR, a solid bulk terminal, one of the four terminals that make up the Port of Itaguai, located in Rio de Janeiro. The concession was renewable and the agreement expires in 2047.	107,296	107,296	107,296	107,296	2,789,696	3,218,880
Tecon	25-year concession started in July 2001. On May 10, 2017,, was approved the Decree nº 9,048, which changes de concession extension period for port operations. It was established that the requested extension period, added to the initial period, cannot exceed 70 years.	30,958	30,958	30,958	30,958	139,309	263,141
		147,323	147,323	147,323	147,323	2,983,419	3,572,711

27.c) Projects and other commitments

·                  Transnordestina project

The Transnordestina project which corresponds to rail network II of the Northeast Railway System, includes building 1,753 km of new, next-generation, wide-gauge tracks. The project posts a 52% progress which was estimated to be concluded in 2017 (completion period currently under review and discussion with the responsible agencies). The Company expects that the investments will permit Transnordestina Logística S.A.,the concessionaire that holds the Transnordestina project, to transport of several products, such as iron ore, limestone, soy, cotton, sugarcane, fertilizers, oil, and fuel. The concession will expire in 2057 and can be terminated before this date if the minimum return agreed with the Government is reached. Transnordestina has already obtained the required environmental permits, purchased part of the equipment, contracted some of the services, and in certain regions the project is at an advanced implementation stage.

The sources of financing for the project are: (i) financing granted by Banco do Nordeste/ FNE and the BNDES, (ii) debentures issued by FDNE, (iii) Permanent Track Use contracts, and (iv) capital contribution by CSN and public shareholders. The approved construction investment is R$7,542,000 and the balance of disbursable funds will be adjusted using the IPCA as from April 2012. Should additional funds be required, they will be provided by CSN and/or third parties under Permanent Track Use contracts.

The budget to conclude the project is under review, currently it is being analyzed by the competent agencies (shareholders), and it is expected that the reviewed budget will be as follows: Missão Velha-Salgueiro: R$0.4 billion, Salgueiro-Trindade: R$0.7 billion, Trindade-Eliseu Martins: R$2.4 billion, Missão Velha-Porto de Pecém: R$3 billion, Salgueiro-Porto de Suape: R$4.7 billion, amounting R$ 11.2 billion.

The Company guarantees 100% of TLSA’s financing granted by Banco do Nordeste/FNE and the BNDES, and 49.15% of the debentures issued by FDNE (includes the corporate guarantee of 48.47%, a collateral letter of 1.25% issued to BNB and the corporate guarantee of 1.25% pledged to BNB). Under the FDNE charter, approved by Federal Decree 6,952/2009, and the Investment Agreement entered into with the public shareholders/ financiers, 50% of the debentures may be converted into TLSA shares.

The Court of Auditors of the Union - TCU through a protective order issued in May 2016, regarding the case TC 012.179/2016, forbade new transfers of public resources to TLSA from Valec Engenharia, Construções e Ferrovias S.A., Fundo de Investimento do Nordeste – FINOR, Fundo Constitucional de Financiamento do Nordeste – FNE, Fundo de Desenvolvimento do Nordeste – FDNE, Banco Nacional de Desenvolvimento Econômico e Social – BNDES and BNDES Participações S.A.– BNDESPar. After filing an appeal against the protective order and providing the necessary explanations, in June 2016 the order issued by TCU was withdrawn unanimously by the members of this court, with the continuity of investments planned having been restored.

By means of another protective order issued in January 2017, relating to the case TC 012.179/2016, the Court of Auditors of the Union forbade new transfers of public resources to TLSA by Valec Engenharia, Construções e Ferrovias S.A., Fundo de Investimento do Nordeste – FINOR, Fundo Constitucional de Financiamento do Nordeste – FNE, Fundo de Desenvolvimento do Nordeste – FDNE, Banco Nacional de Desenvolvimento Econômico e Social – BNDES and BNDES Participações S.A.– BNDESPar. The Company has provided the required clarifications to the TCU and has acted firmly in order that the decision can be repealed soon and the flow of investments planned can be restored.

There is an administrative procedure with the ANTT (National Land Transportation Agency) which evaluates the regular compliance with the obligations of the Concession Agreement corresponding to System II by Concessionaire TLSA. ANTT’s technical area, in a unilateral opinion, understood that non-compliance with the contractual obligations by the Concessionaire is evidenced. The technical area’s opinion is under evaluation and, if the irregularity is proven, ANTT may apply the applicable penalties, among them, forfeiture. The procedure is in fact finding phase and until the moment there is not final decision on the merit.

In relation to the rail network I, operated by Ferrovia Transnordestina Logística S.A.(“FTL”), there is an administrative procedure with the National Agency for Land Transportation (“ANTT”) that analyzes the regular fulfillment of the obligations of the Concession Agreement by the Concessionaire FTL. In view of a unilateral analysis, ANTT informed that FTL would have failed to comply with the TAC (Terms of Undertaking) signed in 2013 as a result of the non-compliance with the production target for 2013. ANTT decided to file an administrative proceeding to investigate the non-compliance with the concession agreement and, if the irregularity is proved, it can apply the related penalties, among them the forfeiture. The Concessionaire has not appealed against such decision, and the proceeding is at the finding-of-facts stage and, so far, there is no final decision on the merit.